                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Thayer-BLUM Funding, L.L.C. ("Thayer-BLUM"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Jeffrey W. Goettman and Murray A. Indick, and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to Thayer-BLUM's beneficial ownership of shares of Common Stock of EFTC Corporation, a corporation organized under the laws of the State of Colorado, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as Thayer-BLUM itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of Thayer-BLUM has hereunto set his hand and seal, as of the date specified.

DATED:  April 10, 2000                Thayer-BLUM Funding, L.L.C.


                                       By: /s/ Jeffrey W. Goettman
                                           _______________________
                                       Name: Jeffrey W. Goettman
                                       Title: Authorized Person

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Thayer Equity Investors IV, L.P. ("Thayer Investors"), a limited partnership organized under the laws of the State of Delaware, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen, Jeffery W. Goettman Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to Thayer Investor's beneficial ownership of shares of Common Stock of EFTC Corporation, a corporation organized under the laws of the State of Colorado, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as Thayer Investors itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of Thayer Investors has hereunto set his hand and seal, as of the date specified.

DATED: April 10, 2000                        THAYER EQUITY INVESTORS
                                             IV, L.P.

                                             By:  TC Equity Partners IV, L.L.C.,
                                                  its General Partner

                                             By: /s/ Carl J. Rickertsen
                                                 _____________________________
                                             Name: Carl J. Rickertsen
                                             Title: Managing Member

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC Equity Partners IV, L.L.C. ("TC Partners"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen, Jeffery W. Goettman Susan Gallagher and Barry E. Johnson, and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to TC Partner's beneficial ownership of shares of Common Stock of EFTC Corporation, a corporation organized under the laws of the State of Colorado, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as TC Partners itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of TC Partners has hereunto set his hand and seal, as of the date specified.

DATED:  April 10, 2000                              TC EQUITY PARTNERS IV,
                                                    L.L.C.

                                                    By: /s/ Carl J. Rickertsen
                                                        ______________________
                                                    Name: Carl J. Rickertsen
                                                    Title: Managing Member

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC Manufacturing Holdings, L.L.C. ("TC Manufacturing"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen and Barry E. Johnson and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a
Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to TC Manufacturing's beneficial ownership of shares of Common Stock of EFTC Corporation, a corporation organized under the laws of the State of Colorado, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as TC Manufacturing itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of TC Manufacturing has hereunto set his hand and seal, as of the date specified.

DATED:  April 10, 2000                    TC MANUFACTURING
                                          HOLDINGS, L.L.C.

                                          By:  TC Co-Investors IV, LLC,
                                          its Managing Member

                                          By:  TC Management IV, L.L.C.,
                                          its Managing Member

                                          By:  /s/ Carl J. Rickertsen
                                             -------------------------------
                                          Name:   Carl J. Rickertsen
                                          Title:  Managing Member

                               POWER OF ATTORNEY
                               -----------------

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC Co-Investors IV, LLC ("TC Co-Investors"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen and Barry E. Johnson and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a
Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to TC Co-Investor's beneficial ownership of shares of Common Stock of EFTC Corporation, a corporation organized under the laws of the State of Colorado, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as TC Co-Investors itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of TC Co-Investors has hereunto set his hand and seal, as of the date specified.

DATED:  April 10, 2000                   TC CO-INVESTORS IV, LLC

                                         By:  TC Management Partners IV, L.L.C.,
                                         Its Managing Member


                                         By:  /s/ Carl J. Rickertsen
                                            ----------------------------
                                         Name:   Carl J. Rickertsen
                                         Title:  Managing Member

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned TC Management Partners IV, L.L.C. ("TC Management"), a limited liability company organized under the laws of the State of Delaware, hereby constitutes and appoints Frederic V. Malek, Carl J. Rickertsen and Barry E. Johnson and each of them (with power to each of them to act alone), its true and lawful attorneys-in-fact and agents for it and on its behalf and in its name, place and stead, in all cases with full power of substitution and resubstitution, in any and all capacities, to sign, execute and affix its seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a
Schedule 13D and/or Schedule 13G under the Securities Exchange Act of 1934, as amended, or any other appropriate form and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to TC Management's beneficial ownership of shares of Common Stock of EFTC Corporation, a corporation organized under the laws of the State of Colorado, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as TC Management itself might or could do, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, a duly authorized member of TC Management has hereunto set his hand and seal, as of the date specified.

DATED: April 10, 2000                        TC MANAGEMENT PARTNERS
                                             IV, L.L.C.


                                             By: /s/ Carl J. Rickertsen
                                                -------------------------------
                                             Name:  Carl J. Rickertsen
                                             Title: Managing Member